UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

VERACYTE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36156	20-5455398
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

6000 Shoreline Court, Suite 300, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 243-6300
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.001 per share	VCYT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described in Item 5.07 to this Current Report on Form 8-K (this “Report”), on June 17, 2025, at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Veracyte, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s 2023 Equity Incentive Plan (the “2023 Plan”) to increase the number of shares of the Company’s Common Stock, $0.001 par value, reserved for issuance under the 2023 Plan by 2,500,000 shares (the “2023 Plan Amendment”). The 2023 Plan Amendment had been approved, subject to stockholder approval, by the Company’s Board of Directors on April 14, 2025.

A more complete description of the 2023 Plan Amendment can be found in “Proposal No. 5 – Approval of Amendment to Veracyte, Inc. 2023 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2025 (the “Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the Proxy Statement are qualified in their entirety by reference to the 2023 Plan, as amended, a copy of which is filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The stockholders of the Company voted on the following proposals at the Annual Meeting. The results of such votes are as follows:

1.    The following directors were nominated to serve until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Eliav Barr	69,359,611	319,707	10,908	2,662,888
Muna Bhanji	59,556,296	9,588,360	545,570	2,662,888
Karin Eastham	67,986,084	1,693,356	10,786	2,662,888
Jens Holstein	69,210,987	468,451	10,788	2,662,888
Tom Miller	69,363,357	252,277	74,592	2,662,888
Brent Shafer	67,103,688	2,503,195	83,343	2,662,888
Marc Stapley	68,740,790	609,523	339,913	2,662,888

Each of the seven nominees for director was elected to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified.

2.    The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025:

For	Against	Abstain
72,172,533	165,657	14,924

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

3.    The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
67,829,470	1,849,211	11,545	2,662,888

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

4.    The selection, on a non-binding advisory basis, of whether future advisory votes on the compensation of the Company’s named executive officers should be held every one, two or three years:

One Year	Two Years	Three Years	Abstain
66,846,469	48,744	2,783,951	11,062

The stockholders approved, on a non-binding advisory basis, that future non-binding advisory votes on the compensation of the Company’s named executive officers be held every year. Consistent with the results of the advisory vote and with the Company’s recommendation, the Company’s Board of Directors has determined that the Company will conduct future stockholder non-binding advisory votes regarding the compensation to be paid by the Company to its named executive officers every year. This policy will remain in effect until the next stockholder vote on the frequency of stockholder advisory votes on the compensation of named executive officers, expected to be held at the Company’s 2031 Annual Meeting of Stockholders.

5.     The approval of the 2023 Plan Amendment:

For	Against	Abstain	Broker Non-Votes
50,604,131	19,070,837	15,258	2,662,888

The stockholders approved the 2023 Plan Amendment.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	2023 Equity Incentive Plan, as Amended*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 18, 2025

VERACYTE, INC.

		By:	/s/ Rebecca Chambers
		Name:	Rebecca Chambers
		Title:	Chief Financial Officer
(Principal Financial Officer)